UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Granite Point Mortgage Trust Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! GRANITE POINT MORTGAGE TRUST INC. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET You invested in GRANITE POINT MORTGAGE TRUST INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023. Vote Virtually at the Meeting* June 1, 2023 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/GPMT2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D97661-P88538 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. GRANITE POINT MORTGAGE TRUST INC. 3 BRYANT PARK, SUITE 2400A NEW YORK, NY 10036

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D97662-P88538 1. Election of Directors Nominees: 1c. Sheila K. McGrath 1a. Tanuja M. Dehne 1d. W. Reid Sanders 1b. Stephen G. Kasnet 1e. John A. Taylor 1f. Hope B. Woodhouse 2. To approve on an advisory basis the compensation of our named executive officers. 3. To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2023. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For For For For For For For For